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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                             ____________________

                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 28, 2000

                             ____________________


                            Alberto-Culver Company
            (Exact name of registrant as specified in its charter)



           Delaware                         1-5050                36-2257936
(State or other jurisdiction of        (Commission File         (IRS Employer
incorporation or organization)              Number)          Identification No.)


                             2525 Armitage Avenue
                         Melrose Park, Illinois 60160
              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (708) 450-3000


                             ____________________


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Item 7.    Financial Statements and Exhibits.

  Exhibit
  Number              Description of Exhibit
  ------              ----------------------

   (1) Pricing Agreement, dated March 28, 2000, between the registrant, Goldman, Sachs & Co., Banc of America Securities LLC and Banc One Capital Markets, Inc.

   (4) Form of certificate representing the registrant's 8.25% Notes due November 1, 2005.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALBERTO-CULVER COMPANY



                                    By: /s/ William J. Cernugel
                                        ---------------------------------
                                         William J. Cernugel
                                         Senior Vice President, Finance

Dated:  March 31, 2000
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                            ALBERTO-CULVER COMPANY
                            ----------------------

                                 Exhibit Index
                                 -------------



  Exhibit
  Number                 Description of Exhibit
  ------                 ----------------------

   (1) Pricing Agreement, dated March 28, 2000, between the registrant, Goldman, Sachs & Co., Banc of America Securities LLC and Banc One Capital Markets, Inc.

   (4) Form of certificate representing the registrant's 8.25% Notes due November 1, 2005.